UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2009

EVERTON CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53511	98-0516425
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

598-999 Canada Place Vancouver, British Columbia Canada V6C 3C1		518057
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (604) 694-1600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Form 8-K of the Everton Capital Corporation (the “Company”) filed on April 24, 2009 is being filed solely to revise Item 4.01 to clarify that the Company’s new public accountants, Goldman Parks Kurland Mohidin, LLP, did not consult with the Company regarding any matters or reportable events described in Items 304 (a)(2)(i) and (ii) of Regulation S-K during the Company’s two most recent fiscal years. All other items and exhibits contained in the Form 8-K as filed on April, 2009 remain unchanged.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant’s Certifying Accountant.

On April 23, 2009, the Company dismissed Malone & Bailey, PC (“Malone & Bailey”) as its principal independent public accountant, and engaged Goldman Parks Kurland Mohidin, LLP (“GPKM”) as its new principal independent accountant. This decision was approved by the Board of Directors of the Company. Malone & Bailey audited the Registrant’s financial statements from May 9, 2006 (inception) through February 28, 2009.

During the Company’s two most recent fiscal years and any subsequent interim period through April 23, 2009, there have been no disagreements or reportable events with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone & Bailey, would have caused them to make reference thereto in their reports on the financial statements for such year. Malone & Bailey’s report on the Company’s financial statements for the Company’s two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles except that Malone & Bailey’s report on the financial statements of the Company as of and for the year ended August 31, 2008 contained a separate paragraph stating:

“The accompanying financial statements have been prepared assuming that Everton will continue as a going concern. As discussed in Note 3 to the financial statements, Everton has suffered recurring losses from operations which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Registrant’s most recent two fiscal years, as well as the subsequent interim period through the April 23, 2009, Malone & Bailey did not advise the Company of any of the matters identified in Item 304(a)(1)(v)(A) - (D) of Regulation S-K.

During the Registrant’s two most recent fiscal years and the interim period ended April 23, 2009, the Company has not consulted with GPKM regarding any matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided to Malone & Bailey a copy of the disclosures made in this Form 8-K and has requested that Malone & Bailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Malone & Bailey’s letter dated April 23, 2009 is attached to this report as Exhibit 16.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTON CAPITAL CORPORATION

By JONATHAN WOO
Name: Jonathan Woo
Title: Chief Executive Officer,
President & Chief Financial Officer

Date: April 30, 2009